PUTNAM VOYAGER FUND II

               Prospectus Supplement dated November 18, 1996
                      to Prospectus dated May 1, 1996

At a meeting to be held on December 5, 1996, the shareholders of the fund are being asked to approve amendments to the fund's fundamental investment restrictions, including the elimination of certain restrictions. If these amendments are approved, the fund will be able to acquire more than 10% of the voting securities of any issuer with respect to 25% of its total assets.

The policy set forth above is fundamental and may not be changed without shareholder approval. See the Statement of Additional Information of the fund for the full text of this policy as well as the fund's other fundamental policies, some of which are also proposed to be amended at the upcoming meeting.

To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, the fund will be subject to an increased risk of loss if the market value of such issuer's securities declines.

If shareholders do not ultimately approve some or all of the proposed changes, the prospectus will be revised accordingly.



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